SUPPLEMENT TO THE CLASS I AND CLASS II PROSPECTUS

                           TEMPLETON GROWTH FUND, INC.
                        Prospectus dated January 1, 1997

                       TEMPLETON DEVELOPING MARKETS TRUST
                          Prospectus dated May 1, 1996
                          (as amended November 1, 1996)

                             TEMPLETON REGION FUNDS:
                         TEMPLETON GREATER EUROPEAN FUND
                          TEMPLETON LATIN AMERICA FUND
                         Prospectus dated August 1, 1996
                  (as previously supplemented October 31, 1996)

I. As of January 1, 1997 the Fund offers a third class of shares, designated "Advisor Class" shares. This prospectus describes the Class I and Class II shares of the Fund. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors. Additional classes and series of shares may be offered in the future.

II. The discussion under "HOW DO I BUY SHARES? - CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY" is amended by replacing it with the following text:

       To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


January 16, 1997                                       TLADV STKR8 01/97